February 2, 2000




Colorado Casino Resorts, Inc.
One South Nevada Street
Suite 200
Colorado Springs, Colorado  80903

Gentlemen:

     This is to confirm that the client-auditor relationship between Colorado Casino Resorts, Inc. (Commission File Number 0-24846) and Moore Stephens, P. C. has ceased.

                                             Very truly yours,



                                             MOORE STEPHENS, P.C.
                                             Certified Public Accountants.


cc:  Office of the Chief Accountant
     SECPS Letter File
     Securities and Exchange Commission
     Mail Stop 11-3
     450 Fifth Street, N.W.
     Washington, D.C. 20549